SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          December 2, 2004
                                                --------------------------------

Commission      Registrant, State of Incorporation,           I.R.S. Employer
File Number     Address and Telephone Number                  Identification No.

1-5072          Savannah Electric and Power Company           58-0418070
                (A Georgia Corporation)
                600 East Bay Street
                Savannah, Georgia 31401
                (912) 644-7171

The address of the registrant has not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01.      Other Events.

                In connection with Savannah Electric and Power Company's issuance and sale of $35,000,000 aggregate principal amount of its Series G 5.75% Senior Notes due December 1, 2044 (the "Notes") which will be insured by Financial Guaranty Insurance Company ("FGIC"), the financial statements of FGIC as of December 31, 2002 and 2003 and for each of the years in the three-year period ended December 31, 2003 are included in this Form 8-K. The financial statements as of December 31, 2003 and for the periods from December 18, 2003 through December 31, 2003 and from January 1, 2003 through December 17, 2003 have been audited by Ernst & Young LLP. The financial statements as of December 31, 2002 and for each of the years in the two-year period ended December 31, 2002 have been audited by KPMG LLP. The consents of KPMG LLP and Ernst & Young LLP to the inclusion of their audit reports on such financial statements in this Form 8-K and the registration statement (No. 333-115381) related to the Notes, and to their being referred to as "experts" in the Prospectus Supplement relating to the Notes, are attached hereto as Exhibit 23.1 in the case of KPMG LLP and as Exhibit 23.2 in the case of Ernst & Young LLP.

                The financial statements of FGIC as of December 31, 2003 and 2002 and for each of the years in the three-year period ended December 31, 2003 are attached hereto as Exhibit 99.1

                In addition, the unaudited financial statements of FGIC as of September 30, 2004 and for the three-month and nine-month periods ended September 30, 2004 and 2003 are attached hereto as Exhibit 99.2.

Item 9.01.      Financial Statements and Exhibits.

                (c) Exhibits.

                  23.1        Consent of KPMG LLP.

                  23.2        Consent of Ernst & Young LLP.

                  99.1 Financial statements of FGIC as of December 31, 2003 and 2002 and for each of the years in the three-year period ended December 31, 2003.

                  99.2 Financial statements of FGIC as of September 30, 2004 and for the three-month and nine-month periods ended September 30, 2004 and 2003.



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                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    December 3, 2004                              SAVANNAH ELECTRIC AND
                                                       POWER COMPANY



                                                       By /s/Wayne Boston
                                                            Wayne Boston
                                                        Assistant Secretary